SUPPLEMENT DATED DECEMBER 22, 2022

TO THE PROSPECTUS

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Dated May 2, 2022 for Series 1.00 to 12.00, 1.20 to 13.20, 1.40 to 12.40, and 1.60 to 12.60

Portfolio Director® Dated November 30, 2022 for Series 1.80 to 12.80

This supplement updates certain information in the most recent prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Prospectus Text Changes

Effective immediately, the following replaces similar text in the second paragraph under the heading “Variable Account Options” in the Fixed and Variable Account Options section:

Several of the Variable Account Options offered through VALIC’s Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in Appendix A as “Public Funds.” If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees) may invest only in VALIC Company I Funds.

Please keep this supplement with your Prospectus.